UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2005 (February 16, 2005)

Wright Express Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
97 Darling Avenue South Portland, ME		04106 (Zip Code)
(Address of principal executive office)

Registrant’s telephone number, including area code (207) 773-8171

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 22, 2005, Wright Express Corporation (the “Company”) completed an initial public offering (the “IPO”) of 40,000,000 shares of its common stock, par value $0.01. The Company also entered into a new credit agreement, consisting of a five-year $220 million term loan and a five-year revolving credit facility that provides for borrowings of up to $130 million. The Company is filing this Current Report on Form 8-K to file the final execution copies of certain forms of agreements and other exhibits previously filed as exhibits with its registration statement on Form S-1 (File No. 333-120679), filed with the Securities and Exchange Commission and declared effective on February 15, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Incorporation.

3.2	By-Laws.

4.1	Rights Agreement, dated as of February 16, 2005, by and between Wright Express Corporation and Wachovia Bank, National Association.

10.1	Employment Agreement, dated as of February 1, 2005, by and between Wright Express Corporation and Michael E. Dubyak.

10.2	Employment Agreement, dated as of February 22, 2005, by and between Wright Express Corporation and Melissa D. Goodwin.

10.3	Tax Receivable Agreement, dated as of February 22, 2005, by and between Cendant Corporation and Wright Express Corporation.

10.4	Transitional Agreement, dated as of February 22, 2005, by and among Cendant Corporation, Cendant Operations, Inc. and Wright Express Corporation.

10.5	Credit Agreement, dated as of February 22, 2005, by and among Wright Express Corporation, as Borrower, the Lenders named therein and JPMorgan Chase Bank, as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 1, 2005	WRIGHT EXPRESS CORPORATION

	By:	/s/ Hilary A. Rapkin
	Name:	Hilary A. Rapkin
	Title:	Senior Vice President, General Counsel and Corporate Secretary

WRIGHT EXPRESS CORPORATION

CURRENT REPORT ON FORM 8-K

Report Dated March 1, 2005 (February 16, 2005)

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Incorporation.

3.2	By-Laws.

4.1	Rights Agreement, dated as of February 16, 2005, by and between Wright Express Corporation and Wachovia Bank, National Association.

10.1	Employment Agreement, dated as of February 1, 2005, by and between Wright Express Corporation and Michael E. Dubyak.

10.2	Employment Agreement, dated as of February 22, 2005, by and between Wright Express Corporation and Melissa D. Goodwin.

10.3	Tax Receivable Agreement, dated as of February 22, 2005, by and between Cendant Corporation and Wright Express Corporation.

10.4	Transitional Agreement, dated as of February 22, 2005, by and among Cendant Corporation, Cendant Operations, Inc. and Wright Express Corporation.

10.5	Credit Agreement, dated as of February 22, 2005, by and among Wright Express Corporation, as Borrower, the Lenders named therein and JPMorgan Chase Bank, as Administrative Agent.